                                                                    Exhibit 99.2


                              W. P. CAREY & CO. LLC


The pro forma consolidated financial statements of W. P. Carey & Co. LLC (the "Company"), which are unaudited have been prepared based on the historical financial statements of the Company. There are no differences from the historical consolidated balance sheet of the Company at September 30, 2004 because a transaction relating to the acquisition of interests in 17 properties was completed on September 1, 2004 and the effects of such transaction are reflected in the historical balance sheet. The pro forma consolidated statements of income for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared as if the acquisition of the interests in the properties and the related assumption of mortgage debt had occurred on January 1, 2003. Pro forma adjustments are intended to reflect what the effect would have been if the Company held its ownership interest and assumed mortgage debt, where applicable, as of January 1, 2003 less amounts which have been recorded in the historical consolidated statements of income. In management's opinion, all adjustments necessary to reflect the effects of its acquisitions of real estate have been made. The pro forma financial information should be read in conjunction with the historical financial statements of the Company.

The unaudited pro forma consolidated statements of income are not necessarily indicative of the financial condition or results of operations had the acquisition occurred on January 1, 2003, nor are they necessarily indicative of the financial position or results of operations of future periods.

                              W.P. CAREY & CO. LLC
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
                  For the Nine Months Ended September 30, 2004
               (in thousands, except per share and share amounts)

                                                                                                      Pro Forma
                                                                                  Historical          Adjustments         Pro Forma
                                                                                  ----------          -----------         ---------
                                                                                                       (Note 2)
Revenues:
   Management income from affiliates                                               $ 89,156              $   -             $ 89,156
   Incentive and subordinated disposition fees                                       42,095                  -               42,095
   Rental income                                                                     33,245              6,507               39,752
   Interest income from direct financing leases                                      15,876                709               16,585
   Other operating income                                                             5,347                 17                5,364
   Revenue from other business operations                                             4,060                  -                4,060
                                                                                   --------             ------             --------
                                                                                    189,779              7,233              197,012
                                                                                   --------             ------             --------
Operating expenses:
   Depreciation                                                                       8,223              1,330                9,553
   Amortization                                                                       7,871              2,982               10,853
   General and administrative                                                        39,684                  -               39,684
   Impairment charges and loan losses                                                 9,300                  -                9,300
   Property expenses                                                                  4,477                229                4,706
   Operating expenses from other business operations                                  4,761                  -                4,761
                                                                                   --------             ------             --------
                                                                                     74,316              4,541               78,857
                                                                                   --------             ------             --------
      Income from continuing operations before other interest income, minority interest, equity income, gains, interest expense and
         income taxes                                                               115,463              2,692              118,155

   Other interest income                                                              2,221                  -                2,221
   Minority interest in income                                                       (1,340)                 -               (1,340)
   Income (loss) from equity investments                                              3,885               (654)               3,231
   Gain on foreign currency transactions                                                569                  -                  569
   Interest expense                                                                 (10,632)            (1,266)             (11,898)
                                                                                   --------             ------             --------

        Income from continuing operations before income taxes                       110,166                772              110,938

Provision for income taxes                                                          (44,746)                 -              (44,746)
                                                                                   --------         ----------             --------

   Income from continuing operations                                               $ 65,420             $  772             $ 66,192
                                                                                   ========             ======             ========

Basic earnings per share:
   Earnings from continuing operations                                                $1.75                                   $1.77
                                                                                      =====                                   =====

Diluted earnings per share:
   Earnings from continuing operations                                                $1.69                                   $1.71
                                                                                      =====                                   =====

Weighted average shares outstanding:
       Basic                                                                     37,398,280                              37,398,280
                                                                                 ==========                              ==========
       Diluted                                                                   38,761,745                              38,761,745
                                                                                 ==========                              ==========


          The accompanying notes are an integral part of the pro forma consolidated financial statements.

                              W.P. CAREY & CO. LLC
                   PRO FORMA CONSOLIDATED STATEMENT of INCOME
                      For the Year Ended December 31, 2003

                                                                                                          Pro Forma
(In thousands except share and per share amounts)                                        Historical      Adjustments      Pro Forma
                                                                                         ----------      -----------      ---------
                                                                                           (Note)        (Unaudited)     (Unaudited)
                                                                                                          (Note 2)
Revenues:
   Management income from affiliates ...............................................   $     88,060    $          -     $    88,060
   Rental income ...................................................................         44,296          10,078          54,374
   Interest income from direct financing leases ....................................         20,655           1,087          21,742
   Other income ....................................................................          5,288              87           5,375
   Revenues of other business operations ...........................................          1,298               -           1,298
                                                                                       ------------    ------------     -----------
                                                                                            159,597          11,252         170,849
                                                                                       ------------    ------------     -----------
Expenses:
   Depreciation ....................................................................         10,494           1,878          12,372
   Amortization ....................................................................          7,280           4,209          11,489
   General and administrative ......................................................         43,698               -          43,698
   Property expenses ...............................................................          5,998             428           6,426
   Impairment charge on real estate and investments ................................          1,480               -           1,480
   Operating expenses of other business operations .................................              -               -               -
                                                                                       ------------    ------------     -----------
                                                                                             68,950           6,515          75,465
                                                                                       ------------    ------------     -----------

       Income from continuing operations before other interest income, minority
          interest, equity investments, gains and income taxes .....................         90,647           4,737          95,384

Other interest income, interest expense ............................................          2,581                           2,581
Minority interest in income ........................................................           (370)              -            (370)
Income (loss) from equity investments ..............................................          4,008            (929)          3,079
Gain on foreign currency transactions and sale of securities .......................            108               -             108
Interest expense ...................................................................        (15,058)         (1,971)        (17,029)
                                                                                       ------------    ------------     -----------

       Income from continuing operations before income taxes .......................         81,916           1,837          83,753

Provision for income taxes .........................................................        (19,116)              -         (19,116)
                                                                                       ------------    ------------     -----------

       Income from continuing operations ...........................................   $     62,800    $      1,837     $    64,637
                                                                                       ============    ============     ===========

Basic earnings per share:
    Income from continuing operations ..............................................          $1.72                           $1.77
                                                                                       ============                     ===========

Diluted earnings per share
    Income from continuing operations ..............................................          $1.65                           $1.70
                                                                                       ============                     ===========

Weighted average shares outstanding:
      Basic ........................................................................     36,566,338                      36,566,338
                                                                                       ============                     ===========
      Diluted ......................................................................     38,008,762                      38,008,762
                                                                                       ============                     ===========

          The accompanying notes are an integral part of the pro forma consolidated financial statements.

 Note: The historical Statement of Income for the year ended December 31, 2003 has been derived from the audited consolidated financial statements at that date.

                              W.P. CAREY & CO. LLC

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

Note 1. Basis of Presentation:
        ---------------------

The pro forma consolidated statement of income for the nine months ended September 30, 2004 was derived from the historical unaudited condensed consolidated statement of income for the nine-months ended September 30, 2004. The pro forma consolidated statement of income for the year ended December 31, 2003 was derived from the historical audited consolidated statement of income for the year ended December 31, 2003. Certain amounts in the historical audited consolidated statement of income for the year ended December 31, 2003 have been reclassified to conform to the current period presentation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The purchase cost of real estate assets acquired are allocated to tangible and intangible assets as well as to liabilities (mortgage notes payable) based on their estimated fair values. The value of tangible assets, consisting of land and buildings were determined as if vacant. Intangibles consisting of above-market or below-market value of leases, the value of in-place leases and the value of tenant relationships were recorded at their relative fair values. Such allocation is reflected in the historical balance sheet as of September 30, 2004.

Above-market and below-market lease values are recorded based on the present value (using an interest rate reflecting the risks associated with the leases acquired) of the difference between the contractual amounts of rents from the acquired leases and management's estimate of fair value lease rates for the property or equivalent property, measured over a period equal to the remaining non-cancelable term of each lease. Above-market lease value is amortized as a reduction of rental income over the remaining non-cancelable term of each lease. The capitalized below-market lease value is amortized as an increase to rental income over the initial term and any fixed rate renewal periods in the respective leases.

In-place lease values and tenant relationship values are based on management's evaluation of the specific characteristics of each tenant's lease. Factors considered include the estimated carrying costs of the property during a hypothetical lease-up period, current market conditions and costs to execute similar leases. Estimated carrying costs include real estate taxes, insurance, other property operating costs and estimates of lost rentals at market rates during the hypothetical lease up periods. Estimated costs to execute leases include commissions, tenant improvement allowances and free rental period incentives.

Leases accounted for under the direct financing method are recorded at their net investment. Unearned income is deferred and amortized to income over the lease terms so as to produce a constant periodic rate of return on the net investment in the lease. Minimum rental revenue on real estate leased to others under the operating method is recognized on a straight-line basis over

                              W. P. CAREY & CO. LLC

                                 (in thousands)


the term of the related leases and expenses (including depreciation) are charged to operations as incurred.

The interests in equity investments were allocated by determining the fair value of the underlying pro rata assets and liabilities. Differences between such fair value and the underlying equity in the net assets of the equity investee are amortized over the remaining non-cancelable term of the lease of the equity investee as a reduction of income from equity investments.

The fair value of mortgage notes payable was evaluated using a discount cash flow model with rates that take into account the credit of the tenant and interest rate risk. Differences between the fair value and the underlying balance outstanding on the related mortgage note assumed are amortized as an adjustment to interest expense over the remaining term of the mortgage note.

Note 2. Pro Forma Adjustments:
        ---------------------

On September 1, 2004, W.P. Carey & Co. LLC (the "Company") acquired interests in 17 properties from Carey Institutional Properties Incorporated, an affiliate, for $142,161 for approximately $115,158 and the assumption of $27,003 in limited recourse mortgage debt (the "Acquisition") based on the pro rata interests acquired and liabilities assumed (i.e., mortgage notes payable). The purchase price of the properties was based on a third party valuation of the properties. Property interests acquired consist of (i) 100% interests in properties leased to Omnicom Group, Inc; Fiskars Corporation; Michigan Mutual Life Insurance Corporation; Sears Logistics, Inc.; Hibbett Sporting Goods, Inc.; Qwest Communications, Inc.; Xerox Corporation; Kmart Corporation; Lucent Technologies, Inc. and Affiliated Foods Southwest, Inc., (ii) a 100% interest in a vacant property in Denton, Texas (iii) a 50% noncontrolling interest in a limited partnership which leases property to Sicor, Inc. and (iv) an 81.46% interest in a limited partnership which leases property to Titan Corporation ("Titan"). The noncontrolling interests, which consist of ownership in joint ventures which own properties leased on a net lease basis to a single tenant, are accounted for under the equity method. Prior to the Acquisition, the Company owned an 18.54% noncontrolling interest in the Titan property limited partnership and it was accounted for under the equity method. As a result of obtaining the remaining 81.54% interest, the amounts relating to the 18.54% Titan interests in the historical results of operations have been reclassified from income from equity investments; however, the amounts reclassified were not adjusted to fair value. The Acquisition is more fully described in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

Pro forma adjustments represent the revenues, expenses and income from equity investments from the interests acquired in the Acquisition, less amounts included in the historical results of operations (for the nine months ended September 30, 2004) and the effect of reclassifying amounts relating to the 18.54% interest in the Titan limited partnership held by the Company prior to the Acquisition.

                              W. P. CAREY & CO. LLC

             PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME AND
                               AFTER-TAX CASH FLOW

                      For the year ended September 30, 2004
                                   (Unaudited)
                                 (in thousands)

Consolidated pro forma income from continuing operations for the year ended September 30, 2004 ....................       $ 82,351
Adjustment to interest income on direct financing lease, rental income and interest expense for
   tax purposes (1A) ..............................................................................................         (5,867)
Depreciation adjustment for tax purposes (1B) .....................................................................         (1,182)
REIT taxable income (1C) ..........................................................................................            627
Adjustment for variable interest entity consolidated for financial reporting purposes under
   Financial Interpretation No. 46 (1D)............................................................................          1,166
Adjustment to equity income for tax purposes.......................................................................            301
                                                                                                                          --------
      Pro forma taxable income .................................................................................            77,396
Add: Tax basis depreciation .......................................................................................         17,892
   Distributions to minority interests in excess of minority interest in tax earnings, net of
      distributions from equity investments in excess of tax earnings (1E) ........................................         (2,061)
   Company's share of principal paid on mortgage loans (1F) .......................................................         (9,956)
   Taxes accrued for financial reporting purposes but not currently payable (1G) ..................................         13,025
                                                                                                                          --------
      Pro forma after-tax cash flow ............................................................................          $ 96,296
                                                                                                                          ========

        The accompanying notes are an integral part of the consolidated financial statements

                              W. P. CAREY & CO. LLC

        NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME AND
                               AFTER-TAX CASH FLOW
                                 (In thousands)

Note 1. Pro Forma Adjustments:
         ---------------------

The Pro Forma Consolidated Statement of Taxable Income and After-Tax Cash Flow has been prepared based on pro forma net income for the twelve-month period ended September 30, 2004 with adjustments to derive pro forma taxable income and pro forma after-tax cash flow.

A. For tax purposes, rents are recognized on a contractual basis and differences between contractual rent and rent recognized on a straight-line basis and interest income recognized at a constant rate of interest are eliminated. Mortgage assumed in connection with the Acquisition have been recorded for financial reporting purposes at fair value and for tax purposes on a carryover basis (i.e., historical cost). The difference between the fair value and the carryover basis is amortized to interest expense for financial reporting purposes over the remaining terms of the mortgages and eliminated for tax purposes.

    For tax purposes, certain changes for equity grants which have no cash effect and are not currently taxable have been added back. Certain fee revenue which is not currently collectible has been eliminated and the cash amount received from such deferred fees have been added back.

B. The Company's real estate assets are being depreciated for tax purposes over various lives and methods of depreciation. The Company was formed in 1998 through the merger of various partnerships at which time, for financial reporting purposes, assets and liabilities were accounted for under the purchase method of accounting and depreciable assets were recorded at fair value. For tax purposes, the tax basis of the real estate assets acquired were carried over with no adjustment. In connection with the acquisition, the real estate assets will have a new tax basis based on their respective purchase prices with depreciation recognized on a straight-line basis over 39 or 40 years; however, this does not apply to three properties leased to two lessees which are owned through limited partnerships interests.

    For financial reporting purposes, no depreciation is recorded on direct financing leases. Depreciation is recorded for the purpose of determining taxable income. Annual taxable depreciation is computed based on the tax basis of building and improvements.

    For financial reporting purposes, a portion of the underlying assets of the operating leases have been classified as intangible assets and are being amortized on a straight-line basis over the initial term or renewable terms of the leases. Such assets are classified as buildings and improvements for tax purposes and are being depreciated on a straight-line basis over 39 or 40 years.

C. The Company holds interests in two properties through controlling interests in real estate investment trusts and which are consolidated for financial reporting purposes. For tax purposes, REIT taxable income is based on the taxable portion of dividends received and may differ from the net income recorded for financial reporting purposes.

                              W. P. CAREY & CO. LLC

        NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF TAXABLE INCOME AND
                               AFTER-TAX CASH FLOW (Continued)
                                 (In thousands)


D. The Company consolidates an entity, Livho, Inc., ("Livho") for financial reporting purposes in accordance with Financial Interpretation No. 46 "Consolidation of Variable Interest Entities." For tax purposes, the Company has no ownership interest in Livho and does not recognize any of Livho's taxable income. The Company leases property to Livho and recognizes rental income from the lease. For financial reporting purposes such rental income is eliminated and the revenue from the lease is added back.

E. Difference between taxable income from equity investments or applicable minority interests was computed by adding back depreciable expense on a taxable basis and deducting scheduled principal amortization and computing the pro rata share.

F. Principal paid on mortgage loans includes actual scheduled principal payments made by the Company for the twelve-months ended September 30, 2004 with pro forma adjustments for mortgage loans assumed in the acquisition.

G. Represents deferred taxes and amounts deducted for tax purposes for equity grants which are credited directly to Members' Equity for financial reporting purposes. The charge for deferred taxes is a noncash item and the credit to Members' Equity reflects an amount which reduces actual tax payments made by the Company.